                                                                                                                 Exhibit 10.7
                                                                                      [***] TEXT OMITTED AND FILED SEPARATELY
                                                                                             CONFIDENTIAL TREATMENT REQUESTED

                                     AMENDMENT NO. 1 TO THE SERVICING AGREEMENT

                  AMENDMENT NO. 1 (this “Amendment”),  dated as of November 1, 2001, by and among CCS RECEIVABLES MANAGEMENT,
LLC, a Delaware  limited  liability  company (the  “Owner”),  DAIWA FINANCE  CORPORATION  (the  “Parent”) and MIDLAND  CREDIT
MANAGEMENT, INC., a Kansas corporation, the "Servicer").

                  Capitalized  terms used herein and not otherwise  defined,  shall have the meanings ascribed to them in the
Agreement referred to below.

                  Preliminary Statements.

                  (1)      The parties  hereto have entered into a Servicing  Agreement,  dated as of December 27, 2000 (said
Agreement,  as amended or  restated  from time to time,  the  “Agreement”)  pursuant to which the the  Servicer is  servicing certain accounts receivable on behalf of the Owner; and

                  (2)      The parties hereto desire to amend the Agreement as set forth herein;

                  NOW, THEREFORE, the parties agree as follows:

                  SECTION 1.  Amendments to Agreement.

                  (a)      Section 2.1 (a) of the Servicing Agreement is hereby amended in its entirety to read as follows:

                  Section 1.1 of the  Supplement  is hereby  amended by replacing the current  definition of “Base  Servicing
                  Fee” with the following definition:

                                    “Base  Servicing Fee” means for any Advance Date, an amount equal to the aggregate of (i)
                           [***]% of the Servicing Fee  Collections,  (ii) [***]% of the proceeds from the sale of Bankruptcy
                           Receivables  pursuant to Section  4.5 of the  Supplement  that,  in the  aggregate,  do not exceed
                           $250,000 (or with the prior written  consent of the Parent,  such greater amount in a month),  and
                           (iii) [***]% of all Net Third Party Collections received since the  immediately-preceding  Advance
                           Date. The Base Servicing Fee shall also include the reimbursements  (as additional  servicing fee)
                           as provided for and pursuant to the  penultimate  paragraph of Section 4.6 of the  Supplement  and
                           Section 4.12 of the  Supplement.  Notwithstanding  the  foregoing,  the  percentages  set forth in clauses (i) and (ii) above (x) shall be increased on the dates set forth below to the  percentages set forth below:

[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the
Securities and Exchange Commission.

                                    Date                               Percentage
                                    May 1, 2002                        [***]%
                                    May 1, 2003                        [***]%
                                    May 1, 2004                        [***]%
                                    May 1, 2005                        [***]%

                           and (y) shall be  increased  to [***]%  from and after the first date  following  which the amount paid to the Parent and the Owner in respect of Collections  from the Designated  Receivables  from and after January 29, 1998 is equal to 100% of the principal of the Advances and interest  thereon at the rate set forth in the Credit Agreement.

                  (b)      Section 2.1 of the Agreement is hereby amended by adding the following at the end thereof:
                           (g)      Section  4.4(c) of the  Supplement  is hereby  amended by adding the following at the end thereof:

                           In addition,  the Servicer shall deliver to the Owner,  by no later than the fifteenth day of each month, a copy of the internal  financial  statement  prepared by the Servicer in such form as such statements have been prepared in the past for their internal use.

                           (h)      Section 1.1 of the  Supplement is hereby  amended by deleting the  definition of the term
                           “Servicing Term” in its entirety and inserting a new definition to read as follows:

                           “Servicing  Term” means a period of time  beginning on the Effective  Date and ending on such date as the Owner and the  Servicer  shall  mutually  agree,  or such  earlier  date as the  Servicer’s functions hereunder are terminated pursuant to any other provision hereof.

                  (c)      Exhibit A attached to the Agreement is hereby  deleted in its entirety and replaced as of November
1, 2001 with  Exhibit A attached to this  Amendment.  For the  avoidance  of doubt,  the parties  acknowledge  that Exhibit A shall be used solely to determine the Servicer’s entitlement to any Additional Servicing Fee.

                  (d)      In  recognition  of Owner’s right to terminate  the Servicing  Agreement at any time upon 60 days’
notice pursuant to Section 2(a) of this Amendment,  (i) the Original Servicing  Agreement is amended by deleting Section 3.02 and Section 4.01 thereof in their entirety, and (ii) the Supplement is amended by deleting Section 6.1 in its entirety.

                  (e)      In  recognition  of the  Parent’s  acceptance,  through  the  Owner,  of the  Collateral  in  full satisfaction of all obligations under the Credit Agreement and for the avoidance of doubt, the

[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the
Securities and Exchange Commission.

parties agree that the  provisions of Section 7.01 of the Credit  Agreement and the  definition of “Trigger  Event” set forth in Section 1.01 of the Credit Agreement shall not apply to the Servicer.

                  SECTION 2.  Other Matters.

(a)      Notwithstanding  anything  set forth in the  Servicing  Agreement,  the Owner  shall be entitled  to  terminate  the
Servicing  Agreement,  at any time without  penalty or the payment of any breakage  fees, 60 days  following such time as the
Owner shall notify the  Servicer of such  termination;  provided  that  Servicer  shall be allowed to continue to service any
Designated  Receivable,  and  concurrently  receive or collect any Additional or Base Servicing Fee owing thereon,  which (at the time of  termination,  disposition  or removal)  has:  (i) been placed with a Third Party  (including  but not limited to
National  Attorney Network or [***]),  or (ii) received a payment within ninety (90) days of Servicer’s  receipt of  notice of  termination  (except  as set  forth in the final  clause of this  paragraph).  To the  extent  any  Designated
Receivable  has been placed with a Third  Party,  Servicer  shall be entitled to service and receive a servicing  fee thereon until  such time as the  assigned  Third  Party  determines  (in its  reasonable  and sole  discretion)  that the  Designated
Receivable  is  uncollectible,  or with  respect to any  Designated  Receivable,  Servicer  shall be  entitled to service and receive a servicing  fee thereon  for so long as any payment is received at any time during any  consecutive  ninety (90) day period  thereafter  unless  Owner’s  termination of the Servicing  Agreement is due to (a) Servicer’s  failure to comply with clause (ii) or (iii) of Section  2.04(a) of the  Original  Servicing  Agreement  relating  to  maintenance  of  licenses  and compliance  with  applicable  laws, or (b) the bankruptcy  (either  voluntary or  involuntary)  of the Servicer or its parent company.

                  (b)      The Owner hereby waives any Event of Default  arising from the  Servicer’s  failure to comply with
Section  4.4(c) of the  Supplement  or  Sections  2.05(b) or (c) of the  Original  Servicing  Agreement,  provided  that such non-compliance is cured by no later than January 1, 2002.

                  (c)      The Owner  hereby  approves  of the  transactions  described  in the Credit  Card Joint  Marketing
Agreement,  dated as of November 9, 2001,  by and among the Owner,  the  Servicer  and [***].  The Owner shall be entitled to receive [***]% of all amounts received by the Servicer from [***] under such Agreement.

                  (d)      Except as herein  expressly  amended,  the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in  accordance  with its terms.  Each  reference in the  Agreement to "this  Agreement"
shall mean the Agreement as amended by this Amendment Agreement, and as hereinafter amended or restated.

                  (e)      This Amendment shall be effective as of the date first written above.

                  SECTION 3.        Governing Law.   THIS AMENDMENT  SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH,
THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 4.        Execution in Counterparts.This  Amendment  may be executed in any number of  counterparts and by different  parties hereto in separate  counterparts,  each of which when so executed shall be deemed to be an original and all of which when taken together shall  constitute one and the same agreement.  Delivery of an executed  counterpart of a signature  page to this  Amendment by telecopier  shall be effective as delivery of a manually  executed  counterpart of this
Amendment.

[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the
Securities and Exchange Commission.

                  IN WITNESS  WHEREOF,  the parties  hereto have caused  this  Agreement  to be executed by their  respective officers thereunto duly authorized, as of the date first above written.

                                                              MIDLAND CREDIT MANAGEMENT, INC.

                                                              By:      __/s/ J. Brandon Black____
                                                              Name:     J. Brandon Black
                                                              Title:    EVP

                                                              DAIWA FINANCE CORPORATION

                                                              By:      ___/s/ Jeffrey M. Chertoff___
                                                              Name:    Jeffrey M. Chertoff
                                                              Title:   EVP, CFO

                                                              CCS RECEIVABLES MANAGEMENT, LLC

                                                              By:  DAIWA SECURITIES AMERICA INC.
                                                              Its: Manager

                                                              By:      ___/s/ Hiroyuki Nomura____
                                                              Name:    Hiroyuki Nomura
                                                              Title:   SVP